EXHIBIT 99.2

CDK Global, Inc.

Segment Financial Data Restated for Segment Changes

(In millions)

(Unaudited)

     Effective July 1, 2016, the Company reorganized into two main operating groups.  In connection with this reorganization, our operating segments have changed. The Company's first operating group is CDK North America which is comprised of two reportable segments, Retail Solutions North America, and Advertising North America. The second operating group, which is also a reportable segment, is CDK International. In addition, the Company has an Other segment, the primary components of which are corporate allocations and other expenses not recorded in the segment results. Segment information for fiscal year 2016 and 2015 has been updated to conform to the new presentation.

     We use certain adjusted results, among other measures, to evaluate our operating performance. In addition, we use adjusted EBITDA, among other measures as an input to determine incentive-based compensation. Our non-GAAP adjustments principally relate to expenses and benefits that impact comparability of the underlying GAAP measures. We believe our non-GAAP measures provide relevant and useful information for users of the financial statements because they provide insight into our ongoing operating results.

	Revenues
	Three Months Ended				Fiscal Year	Three Months Ended				Fiscal Year
	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Jun 30, 2016	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Jun 30, 2015
CDK North America:
Retail Solutions North America
Subscription revenue	$ 294.6	$ 294.5	$ 298.3	$ 303.8	$ 1,191.2	$ 266.4	$ 283.1	$ 288.6	$ 286.6	$ 1,124.7
Transaction revenue	45.7	42.5	44.2	46.7	179.1	54.3	49.3	49.7	51.0	204.3
Other revenue	32.9	38.0	44.7	35.4	151.0	49.6	39.4	48.4	34.8	172.2
Total Retail Solutions North America	$ 373.2	$ 375.0	$ 387.2	$ 385.9	$ 1,521.3	$ 370.3	$ 371.8	$ 386.7	$ 372.4	$ 1,501.2
Advertising North America	63.2	66.3	73.2	77.0	279.7	61.0	62.3	62.2	57.6	243.1
CDK International	78.2	78.8	77.3	79.3	313.6	85.7	82.9	77.5	73.1	319.2
Total	$ 514.6	$ 520.1	$ 537.7	$ 542.2	$2,114.6	$ 517.0	$ 517.0	$ 526.4	$ 503.1	$2,063.5

	Earnings before Income Taxes
	Three Months Ended				Fiscal Year	Three Months Ended				Fiscal Year
	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Jun 30, 2016	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Jun 30, 2015
CDK North America:
Retail Solutions North America	$ 109.1	$ 116.3	$ 123.3	$ 132.6	$ 481.3	$ 101.0	$ 94.8	$ 110.4	$ 105.2	$ 411.4
Advertising North America	3.8	5.0	8.8	9.9	27.5	1.6	(7.4)	2.1	2.9	(0.8)
CDK International	14.2	15.9	15.2	15.8	61.1	12.6	15.4	12.2	7.1	47.3
Other	(31.3)	(30.4)	(68.7)	(70.4)	(200.8)	(50.7)	(25.7)	(33.7)	(47.9)	(158.0)
Total	$ 95.8	$ 106.8	$ 78.6	$ 87.9	$ 369.1	$ 64.5	$ 77.1	$ 91.0	$ 67.3	$ 299.9

	Adjusted Revenues
	Three Months Ended				Fiscal Year	Three Months Ended				Fiscal Year
	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Jun 30, 2016	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Jun 30, 2015
CDK North America:
Retail Solutions North America (a)	$ 373.2	$ 375.0	$ 387.2	$ 385.9	$ 1,521.3	$ 356.2	$ 359.1	$ 373.5	$ 366.2	$ 1,455.0
Advertising North America (b)	63.2	66.3	73.2	77.0	279.7	61.0	62.3	62.2	57.6	243.1
CDK International (c)	78.2	78.8	77.3	79.3	313.6	85.7	82.9	77.5	73.1	319.2
Total	$ 514.6	$ 520.1	$ 537.7	$ 542.2	$2,114.6	$ 502.9	$ 504.3	$ 513.2	$ 496.9	$2,017.3

	Adjusted Earnings before Income Taxes
	Three Months Ended				Fiscal Year	Three Months Ended				Fiscal Year
	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Jun 30, 2016	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Jun 30, 2015
CDK North America:
Retail Solutions North America (a)	$ 109.1	$ 116.3	$ 123.3	$ 132.6	$ 481.3	$ 97.9	$ 99.8	$ 109.4	$ 105.2	$ 412.3
Advertising North America (b)	3.8	5.0	8.8	9.9	27.5	1.6	2.7	2.1	2.9	9.3
CDK International (c)	14.2	15.9	15.2	15.8	61.1	12.6	15.4	12.2	7.1	47.3
Other (d)	(27.7)	(26.1)	(49.0)	(40.7)	(143.5)	(31.1)	(25.8)	(36.2)	(42.5)	(135.6)
Total	$ 99.4	$ 111.1	$ 98.3	$ 117.6	$ 426.4	$ 81.0	$ 92.1	$ 87.5	$ 72.7	$ 333.3

(a) The table below presents a reconciliation to adjusted revenues and adjusted earnings before income taxes for the RSNA segment.

Retail Solutions North America	Three Months Ended				Fiscal Year	Three Months Ended				Fiscal Year
	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Jun 30, 2016	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Jun 30, 2015
Revenues	$ 373.2	$ 375.0	$ 387.2	$ 385.9	$1,521.3	$ 370.3	$ 371.8	$ 386.7	$ 372.4	$1,501.2
Internet sales leads revenues (e)	-	-	-	-	-	(14.1)	(12.7)	(13.2)	(6.2)	(46.2)
Adjusted revenues	$ 373.2	$ 375.0	$ 387.2	$ 385.9	$1,521.3	$ 356.2	$ 359.1	$ 373.5	$ 366.2	$1,455.0

Earnings before income taxes	$ 109.1	$ 116.3	$ 123.3	$ 132.6	$ 481.3	$ 101.0	$ 94.8	$ 110.4	$ 105.2	$ 411.4
Stand-alone public company costs (f)	-	-	-	-	-	(2.1)	-	-	-	(2.1)
Internet sales leads earnings (e)	-	-	-	-	-	(1.0)	(0.5)	(1.0)	-	(2.5)
Accelerated trademark amortization (g)	-	-	-	-	-	-	5.5	-	-	5.5
Adjusted earnings before income taxes	$ 109.1	$ 116.3	$ 123.3	$ 132.6	$ 481.3	$ 97.9	$ 99.8	$ 109.4	$ 105.2	$ 412.3

(b) The table below presents a reconciliation to adjusted earnings before income taxes for the ANA segment. There were no adjustments to revenues for the ANA segment.

Advertising North America	Three Months Ended				Fiscal Year	Three Months Ended				Fiscal Year
	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Jun 30, 2016	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Jun 30, 2015
Earnings before income taxes	$ 3.8	$ 5.0	$ 8.8	$ 9.9	$ 27.5	$ 1.6	$ (7.4)	$ 2.1	$ 2.9	$ (0.8)
Accelerated trademark amortization (g)	-	-	-	-	-	-	10.1	-	-	10.1
Adjusted earnings before income taxes	$ 3.8	$ 5.0	$ 8.8	$ 9.9	$ 27.5	$ 1.6	$ 2.7	$ 2.1	$ 2.9	$ 9.3

(c) There were no adjustments for the CDKI segment.

(d) The table below presents a reconciliation to adjusted earnings before income taxes for the Other segment:

Other	Three Months Ended				Fiscal Year	Three Months Ended				Fiscal Year
	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Jun 30, 2016	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Jun 30, 2015
Earnings before income taxes	$ (31.3)	$ (30.4)	$ (68.7)	$ (70.4)	$ (200.8)	$ (50.7)	$ (25.7)	$ (33.7)	$ (47.9)	$ (158.0)
Separation costs (h)	-	-	-	-	-	30.7	3.3	0.6	-	34.6
Stand-alone public company costs (f)	-	-	-	-	-	(8.2)	(3.4)	(3.1)	-	(14.7)
Trademark royalty fee (i)	-	-	-	-	-	5.7	-	-	-	5.7
Stock-based compensation (f)	-	-	-	-	-	(0.4)	-	-	-	(0.4)
Interest expense (f)	-	-	-	-	-	(8.2)	-	-	-	(8.2)
Restructuring expense (j)	1.9	1.8	7.7	8.8	20.2	-	-	-	2.4	2.4
Other business transformation expenses (j)	1.7	5.1	12.0	20.9	39.7	-	-	-	1.9	1.9
Tax matters indemnification (gain)/loss, net (k)	-	(2.6)	-	-	(2.6)	-	-	-	1.1	1.1
Adjusted earnings before income taxes	$ (27.7)	$ (26.1)	$ (49.0)	$ (40.7)	$ (143.5)	$ (31.1)	$ (25.8)	$ (36.2)	$ (42.5)	$ (135.6)

(e) Elimination of revenues and earnings before income taxes related to the Internet sales leads business, which was part of the RSNA segment and was sold on May 21, 2015.

(f) Incremental costs associated with the formation of corporate departments as a stand-alone public company, incremental stock-based compensation expenses incurred for staff additions to build out corporate functions and director compensation costs, and interest expense related to indebtedness incurred with the spin-off.

(g) Accelerated amortization recognized during the three months ended December 31, 2014 in the RSNA and ANA segments for the Cobalt trademark related to the change in useful life.

(h) Incremental costs incurred in fiscal 2015 that were directly attributable to our spin-off from ADP.

(i) Elimination of the royalty paid to ADP for the utilization of the ADP trademark during the three months ended September 30, 2014 as there was no comparable royalty paid after our spin-off from ADP.

(j) Restructuring expenses consist of employee-related costs and contract termination costs recognized in connection with our business transformation plan. Other business transformation expenses are included within cost of revenues and selling, general and administrative expenses and were incurred in connection with our business transformation plan.

(k) Net (gain)/loss recorded within other income, net associated with an indemnification receivable from ADP or liability to ADP for pre spin-off tax periods in accordance with the tax matters agreement.

CDK Global, Inc.

Performance Metrics Restated for Segment Changes

(Unaudited)

Effective July 1, 2016, the Company reorganized into two main operating groups.  In connection with this reorganization, our operating segments have changed.  The Company's first operating group is CDK North America which is comprised of two reportable segments, Retail Solutions North America, and Advertising North America.  The second operating group, which is also a reportable segment, is CDK International. Segment information for fiscal year 2016 and 2015 has been updated to conform to the new presentation.

CDK management regularly reviews the following key performance measures to evaluate business results and make operating and strategic decisions. These measures are intended to provide directional information regarding trends in our recurring subscription revenues. The following table summarizes these measures for fiscal year 2015 recurring subscription revenues in our segments and has been updated to conform to the new segment presentation:

	Three Months Ended
	September 30,	December 31,	March 31,	June 30,
	2014(a)	2014(a)	2015(a)	2015(a)
RSNA
Automotive
DMS Customer Sites (b)
Avg Revenue Per Site (c)	9,014	9,140	9,167	9,190
	$6,758	$6,750	$6,792	$6,821
Adjacencies
DMS Customer Sites (b)
Avg Revenue Per Site (c)	4,673	4,823	4,959	5,029
	$1,484	$1,468	$1,477	$1,491
Total RSNA
DMS Customer Sites (b)
Avg Revenue Per Site (c)	13,687	13,963	14,126	14,219
	$4,952	$4,932	$4,938	$4,941
Total Websites (d)
	7,809	7,783	7,448	7,028
CDKI
DMS Customer Sites (b)
Avg Revenue Per Site (c)	13,437	13,422	13,294	13,218
	$1,017	$1,012	$1,032	$1,045

(a) Average revenue per Dealer Management System (DMS) customer site have been updated for fiscal 2015 to reflect the change in reportable segments and budgeted foreign exchange rates for fiscal 2017.

(b) DMS Customer Sites - We track the number of customer sites that have an active DMS. Consistent with our strategy of growing our automotive retail customer base, we view the number of customer sites purchasing our DMS solutions as an indicator of market penetration for our RSNA and CDKI segments. Our DMS customer site count includes retailers with an active DMS that sell vehicles in the automotive and adjacent markets. Adjacent markets include heavy truck dealerships that provide vehicles to the over-the-road trucking industry, recreation dealerships in the motorcycle, marine, and recreational vehicle industries, and heavy equipment dealerships in the agriculture and construction equipment industries. We consider a DMS to be active if we have billed a subscription fee for that solution during the most recently ended calendar month.

(c) Average Revenue Per DMS Customer Site -  Average revenue per automotive retail DMS customer site is an indicator of the adoption of our solutions by DMS customers, and we monitor changes in this metric to measure the effectiveness of our strategy to deepen our relationships with our current customer base through upgrading and expanding solutions. We calculate average revenue per DMS customer site by dividing the monthly applicable revenue generated from our solutions in a period by the average number of DMS customer sites in the period. This metric has been updated to reflect the new segments and now includes revenue generated from websites.  The metric excludes subscription revenue generated by customers not included in our DMS site count as well as subscription revenue related to certain installation and training activities that is deferred then recognized as revenue over the life of the contract. Revenue underlying this metric is based on budgeted foreign exchange rates. When we discuss growth in average revenue per DMS customer site, revenue for the comparable prior period has been adjusted to reflect budgeted foreign exchange rates for the current period.

(d) Websites - For the RSNA segment, we track the number of websites that we host and develop for our OEM and automotive retail customers as an indicator of business activity, regardless of whether or not the website is tied to a DMS customer site. The number of websites as of a specified date is the total number of full function dealer websites or portals that are currently accessible as of the end of the most recent calendar month.